SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of
    the Securities Exchange Act of 1934 (Amendment No.     )


Filed by the Registrant       /X/
Filed by a party other than the Registrant  /  /


Check the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission Only (as
         permitted by Rule 14a-6(e) (2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                         Rock of Ages Corporation
                         ------------------------
             (Name of Registrant as Specified In Its Charter)


---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/   No Fee Required

/ /   Fee computed on table below per Exchange Act Rules 14a-
      6(i) (1) and 0-11

         (1) Title of each class of securities to which transaction applies:



         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4)   Proposed maximum aggregate value of transaction:



         (5)   Total  fee paid:



/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:



          (2)   Form, Schedule or Registration Statement No.



          (3)   Filing Party:




          (4)   Date Filed:

[LOGO]



                    ROCK OF AGES CORPORATION
                      772 GRANITEVILLE ROAD
                   GRANITEVILLE, VERMONT 05654

                              May 9, 2000


To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at 560
Graniteville Road, Graniteville, Vermont on Friday, June 16, 2000 at 10:00 a.m., Vermont time.

     We encourage you to read the enclosed Notice of Annual
Meeting and Proxy Statement, as well as the enclosed 1999 Annual
Report.

     After the business items of the annual meeting are completed, a group of our officers will make presentations and answer your questions about our retail operations and growth strategy and our quarrying, manufacturing and retailing operations. This will be followed by lunch and tours of our quarries and manufacturing plants. Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people.

     We hope to see you at the annual meeting. It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally. Therefore, please sign, date and promptly mail the enclosed proxy card(s) in the envelope provided or otherwise vote the proxy as indicated.

                              Sincerely,



                              Kurt M. Swenson
                              Chairman, President and
                              Chief Executive Officer

                    ROCK OF AGES CORPORATION

                      772 Graniteville Road
                   Graniteville, Vermont 05654

     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                          JUNE 16, 2000





To the Stockholders of
Rock of Ages Corporation:

     Notice is hereby given that the Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at 560 Graniteville Road, Graniteville, Vermont, on Friday, June 16, 2000 at 10:00 a.m., Vermont time, for the following purposes:

     1. To elect three Class III Directors, each for a three-year term expiring at the annual meeting of stockholders in 2003, and until their respective successors are duly elected and qualified.

     2. To ratify the selection of KPMG LLP as the company's independent auditors for the 2000 fiscal year.

     3. To transact any other business that may properly come before the annual meeting or any adjournment thereof.

     The close of business on April 28, 2000 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

     It is desirable that the stock of the Company should be represented as fully as possible at the annual meeting. Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote the proxy as indicated. Please note that separate proxy cards have been provided for the Company's Class A Common Stock and Class B Common Stock. If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote both proxies so that all of your shares may be voted. If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

                              By Order of the Board of Directors



                              Michael B. Tule
                              Secretary

                    ROCK OF AGES CORPORATION

                         PROXY STATEMENT


                          SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies (each a "Proxy", and collectively the "Proxies") to be voted at the Company's 2000 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof. The Meeting will be held at 560 Graniteville Road, Graniteville, Vermont, on Friday, June 16, 2000 at 10:00 a.m., Vermont time. The principal offices of the Company are located at 772 Graniteville Road, Graniteville, Vermont 05654.

     All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. The Company has retained Beacon Hill Partners, Inc. to assist in the solicitation of proxies. They will be paid an aggregate fee for their services estimated to be $2,500, and will be reimbursed for their out-of-pocket expenses. In addition to solicitation by mail, certain directors, officers and regular employees of the company may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

     This Proxy Statement, the accompanying Proxy and the Company's 1999 Annual Report are being first mailed to stockholders of the Company on or about May 9, 2000.

RECORD DATE AND VOTING SECURITIES

     Only holders of record of the Class A Common Stock, par value $.01 per share of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share of the Company (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 28, 2000, (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had outstanding
(i) 4,374,706 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,374,706 votes, and (ii) 3,075,011 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 30,750,110 votes. Accordingly, at the close of business on the Record Date, 7,449,717 shares of Common Stock were outstanding, representing a total of 35,124,816 votes.

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock is necessary to constitute a quorum to transact business. In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice, other than announcement at the Meeting, until a quorum is present. If a quorum is present at the Meeting, the Class III directors will be elected by a plurality of the votes cast either in person or by Proxy at the Meeting. Ratification of the selection of KPMG LLP as the Company's independent auditors for the 2000 fiscal year will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting.

     All duly executed Proxies received prior to the Meeting and not revoked will be voted in accordance with the directions specified thereon. If no direction has been specified in a duly executed Proxy, the shares represented thereby will be voted for the election of each of the nominees for Class III director specified herein, for the proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 2000 fiscal year, shares represented by a duly executed Proxy will be voted in the discretion of the persons named in the Proxy in connection with any other matter that may properly come before the Meeting. The Company has not received notice of any such other matter as required by the Company's Amended and Restated By-Laws (the "By-Laws") in order to be presented at the Meeting. A stockholder giving a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a written notice of revocation, by signing and delivering to the Secretary of the Company a Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of nominees for directors or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' Proxies in their own discretion.

GENERAL

     The Board currently consists of seven members. In accordance with the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the members of the Board are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office and until their successors are duly elected and qualified. The Certificate of Incorporation also provides that each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Board now consists of seven members, with three directors in Class III and two directors in each of Class I and Class II. The term of office of the Class III directors expires at the Meeting. The Class II and I directors are serving terms that expire at the annual meeting of stockholders in 2001 and 2002, respectively.

     Jon M. Gregory, Richard C. Kimball and Kurt M. Swenson, the Class III directors whose terms are expiring at the Meeting, have been nominated by the Board for re-election at the Meeting for a three-year term of office expiring at the annual meeting of stockholders in 2003 and until their successors are duly elected and qualified. Proxies may be voted for three directors.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTORS.  UNLESS
OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED
THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS
CLASS III DIRECTORS.

     Stockholders may not cumulate their votes in the election of directors. The three nominees receiving the highest number of affirmative votes will be elected to the Board. Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by a Proxy will be voted FOR the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who become unavailable. Discretionary authority to do so is included in the Proxies.


     The following table sets forth the names, ages and position with the Company or its affiliates of the persons who have been nominated for election as Class III directors and other current directors of the Company.
     NAME                                 AGE       TITLE
     ----                                 ---       -----


NOMINEES FOR CLASS III DIRECTOR
(FOR TERM EXPIRING AT 2003
ANNUAL MEETING)


Jon M. Gregory                            50        President and Chief
                                                    Officer/Quarries
                                                    Division, Director

Richard C. Kimball                        59        Chief Operating
                                                    Officer/Memorials
                                                    Division, Vice Chairman
                                                    of the Board

Kurt M. Swenson                           55        President,
                                                    Chief Executive Officer,
                                                    Chairman of the Board


CONTINUING CLASS II DIRECTORS
(TERM EXPIRES AT 2002 ANNUAL
MEETING)

George R. Anderson                        60        Director

Frederick E. Webster, Jr. (1)             62        Director

CONTINUING CLASS I DIRECTORS
(TERM EXPIRES AT 2001 ANNUAL
MEETING)

James L. Fox (1)                          48        Director

Charles M. Waite     (1)                  67        Director

(1)  Member of the Audit Committee and the Compensation Committee

  Certain additional information concerning the directors and executive officers of the Company is set forth below.

DIRECTORS

     George R. Anderson has been a director of the Company since 1984. From 1984 until February 1999, Mr. Anderson was also Chief Financial Officer and Treasurer and until April 1999 Mr. Anderson was Senior Vice President/Finance. Mr. Anderson joined the Company in 1969 as the Chief Accountant and subsequently held the position of Controller. He has been a director of the Barre Granite Association and a trustee of the Granite Group Insurance Trust and the Barre Belt Multi-Employer Pension Plan. Mr. Anderson's current term as a director of the Company will expire in 2002.

     James L. Fox has been Vice Chairman of PFPC Inc., a division of the PNC Financial Services Group, Inc. since December 1, 1999. He was President of First Data Investor Services Group, Inc., a division of First Data Corporation since 1989. Mr. Fox has been a director of the Company since October 1997. Mr. Fox's current term as a director of the Company will expire in 2001.

     Jon M. Gregory has been President and Chief Operating Officer/Quarries Division of the Company since 1993. Mr. Gregory was elected by the Board of Directors to his current directorship in October 1998. Since joining the Company in 1975, Mr. Gregory has served in various positions including Senior Vice President-Memorials Division, Manager of Manufacturing and line production supervisor. Mr. Gregory's current term as a director will expire at the Meeting.

     Richard C. Kimball has been Chief Operating
Officer/Memorials Division and Vice Chairman of the Board since 1993 and a director of the Company since 1986. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball's current term as a director of the Company will expire at the Meeting.

     Kurt M. Swenson has been President, Chief Executive Officer and Chairman of the Board of the Company since 1984. Prior to the Company's initial public offering of Class A Common Stock (the "IPO"), Mr. Swenson had been the Chief Executive Officer and a director of Swenson Granite Company, Inc. ("Swenson Granite") since 1974, and currently serves as non-officer Chairman of the Board of Swenson Granite Company LLC ("Swenson LLC"), a Delaware limited liability company engaged in the granite curb and landscaping business. He is also a director of the American Monument Association, the Funeral and Memorial Information Council, the National Building Granite Quarries Association and Group Polycor International. Mr. Swenson's current term as a director of the Company will expire at the Meeting.

     Charles M. Waite has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director will expire in 2001.

     Frederick E. Webster, Jr., Ph.D. has been a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College since 1965. He is also a management consultant and lecturer. Dr. Webster serves as a director of Vermont Public Radio and the American Marketing Association. He is also member of the Corporation of Mary Hitchcock Memorial Hospital. Mr. Webster has been a director since October, 1997. Mr. Webster's current term as a director of the Company will expire in 2002.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     John L. Forney has been Chief Financial Officer and
Treasurer of the Company since February 1999. Prior to assuming that position and since 1996, Mr. Forney was a Senior Vice
President at Raymond James & Associates, Inc.  From 1994 to 1996,
Mr. Forney was a Vice President at Morgan Stanley & Co., Inc.
Mr. Forney is 38 years old.

     John E. Keith has been President/Retail Division of the Company since October 1997. Prior to that time and since 1989, Mr. Keith had been an owner of and President of Keith Monument Company. From 1965 to 1989, Mr. Keith held various officer positions with Keith Monument Company. Mr. Keith is 52 years old.

Board Actions; Committees of the Board of Directors

     The Board of Directors of the Company met four times and acted by unanimous written consent approximately four times in 1999. Each of the directors attended all the meetings of the Board and all of the meetings of the committees of the Board on which they served.

     The Board currently has three standing committees, the Audit
Committee, the Compensation Committee and the Acquisition
Committee. The functions of these committees and the number of meetings held during 1999 are described below.

     The principal function of the Audit Committee, which consists of Messrs. Fox, Waite and Webster, is to endeavor to assure the integrity and adequacy of financial statements issued by the Company. The Audit Committee reviews the systems, procedures and the activities of the public accounting firm performing the external audit. The Audit Committee met twice as a committee during 1999.

     The principal function of the Compensation Committee, which consists of Messrs. Fox, Waite and Webster, is to review periodically the suitability of, and to make recommendations to the Board concerning, the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee also administers, and makes grants of stock based awards under, the Company's Amended and Restated 1994 Stock Plan, as amended through October 26, 1998 (the "1994
Plan"). The Compensation Committee met three times as a committee and acted by unanimous written consent one time during 1999.

     The principal function of the Acquisition Committee, which consisted until February 1, 1999 of Messrs. Anderson, Kimball and Swenson and after that date of Messrs. Kimball and Swenson, is to review and approve acquisitions as necessary between regular meetings of the Board. The Acquisition Committee acted by unanimous written consent five times in 1999.

Security Ownership of Certain Beneficial Owners and Management

      The  following  table sets forth, as  of  April  28,  2000, certain  information with respect to the beneficial ownership  of the Common Stock by each (i) director, (ii) executive officer and
(iii)  beneficial owner of more than 5% of either  class  of  the
outstanding  Common  Stock  known  to  the  Company,   based   on
Securities  and  Exchange Commission filings and other  available information, and (iv) by all directors and executive officers  of the  Company  as a group. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Class B
Common  Stock is entitled to ten votes per share and the Class  A
Common Stock is entitled to one vote per share.


                                                      PERCENT 0F                    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)   NUMBER        CLASS        NUMBER(2)        CLASS
----------------------------------------   ----------------------     -------------------------
                                            SHARES OF CLASS B            SHARES OF CLASS A
                                               COMMON STOCK                 COMMON STOCK
                                            BENEFICIALLY OWNED           BENEFICIALLY OWNED
                                           ----------------------     -------------------------
Wellington Management Company, LLP (3)
LLP(3)
75 State Street
Boston, MA 02109                             --            --            808,000          18.5

Goldman Sachs Asset Management(4)
1 New York Plaza
New York, NY 10004                           --            --            555,500          12.7

Dimensional Fund Advisors Inc.(5)
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401                       --            --            337,600           7.7

Commonwealth of Pennsylvania(6)
Public School Employees
Retirement System
5 North 5th Street
Harrisburg, PA 07101                         --            --            270,500           6.2

Kurt M. Swenson(7) **                     1,002,500       32.6         1,131,500          21.0

Kevin C. Swenson(8)                       1,023,489       33.3         1,023,489          19.0

Mark A. Gherardi(9)                         322,573       10.5           322,573           6.9

Robert L. Pope(10)                          246,375        8.0           246,375           5.3

Peter A. Friberg (11)                       206,375        6.7           251,375           5.5

Richard C. Kimball(12)**                      2,500         *            132,426           3.0

John E. Keith **                             --            --             40,540            *

George R. Anderson(13)**                     20,000         *             45,000           1.0

Jon M. Gregory(14)**                         40,000        1.3            94,126           2.1

Charles M. Waite**                           29,126         *             30,000            *

James L. Fox**                               --            --              1,000            *

John L. Forney**                             --            --               --              --

Frederick E. Webster, Jr.**                  --            --               --              *

All directors and executive               1,094,126       35.6         1,474,592          27.0
officers as a group (9 persons)
__________

**   Executive Officer and/or Director
*    Less than 1%


(1) The business address of each director and executive officer of the Company is c/o Rock of Ages Corporation, 772 Graniteville Road, Graniteville, Vermont 05654.

(2) For each beneficial owner (and directors and executive officers as a group), (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and
      (ii) the percentage of Class A Common Stock listed assumes the conversion on April 28, 2000 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3)   According  to  a  Schedule  13G  dated  February  9,  2000,
      Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed to be the beneficial owner of the listed shares which are held of record its clients.

(4) According to a Schedule 13G dated February 16, 2000, Goldman Sachs Asset Management, in its capacity as an investment advisor, may be deemed to be the beneficial owner of the listed shares which are held of record by its clients.

(5) According to a Schedule 13G dated February 4, 2000, Dimensional Fund Advisors Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares which are held of record by certain investment companies, trusts or other accounts that it advises or manages.

(6)   According  to  a Schedule 13G dated January 31,  2000,  the
      Commonwealth of Pennsylvania, Public School Employees Retirement System, an employee benefit plan, is the beneficial owner of the listed shares.

(7) Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 2,500 shares of Class B Common Stock subject to currently exercisable options. Includes 1,000,000 shares of Class B Common Stock and 129,000 shares of Class A Common Stock held by the Kurt
      M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares.

(8)   Kevin C. Swenson is the brother of Kurt M. Swenson.

(9) Includes 75,000 shares of Class B Common Stock subject to currently exercisable stock options.

(10) Includes 75,000 shares of Class B Common Stock subject to currently exercisable stock options.

(11) Includes 75,000 shares of Class B Common Stock subject to currently exercisable stock options.

(12) Includes 10,000 shares of Class A Common Stock subject to currently exerciseable options and 2,500 shares of Class B Common Stock subject to currently exerciseable options.

(13) All 20,000 shares of Class B Common Stock listed are subject to currently exercisable stock options.

(14) All 40,000 shares of Class B Common Stock listed are subject to currently exercisable stock options.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock and other equity securities of the Company to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Based solely on a review of the copies of such reports furnished to the Company during fiscal year ended December 31, 1999, the Company believes all Section 16(a) filing requirements were satisfied.

          EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The  following  table sets forth compensation  and  certain other information with respect to the Chief Executive Officer  of the  Company  and each of the four other most highly  compensated
executive   officers  of  the  Company  (the   "Named   Executive
Officers") for the years ended December 31, 1998 and December 31,
1999.

                   SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                                               COMPENSATION
                                                               ------------
                                                                 SECURITIES
                                                               ------------
                                      SALARY        BONUS        UNDERLYING
                                      ------        -------    ------------        ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     ANNUAL COMPENSATION      OPTIONS(#)      COMPENSATION (1)
---------------------------    ----   ---------------------    -------------    ----------------
Kurt M. Swenson                1999   $340,080    $     0          -0-              $1,150
President, Chief
Executive Officer              1998   $310,320    $36,000          -0-              $1,150
Chairman of the
Board of Directors             1997   $310,320    $29,500          -0-              $1,100

Richard C. Kimball             1999   $240,000    $     0         25,000            $1,150
Chief Operating
Officer/Memorials              1998   $210,360    $33,000          -0-              $1,150
Division, Vice
Chairman of the Board of       1997   $210,360    $26,500          -0-              $1,100
Directors

John L. Forney (2)             1999   $185,040    $     0         75,000            $1,150
Chief Financial Officer,
Treasurer                      1998         --         --             --                --

                               1997         --         --             --

Jon M. Gregory                 1999   $185,040    $     0          -0-              $1,150
President and Chief
Operating Officer/ Quarries    1998   $171,920    $22,000          -0-              $1,150
Division, Director
                               1997   $160,440    $13,500          -0-              $1,100

John E. Keith (3)              1999   $170,040    $     0          -0-              $1,150

President/Memorials            1998   $165,000    $17,500          -0-              $1,150
Division
                               1997   $165,000    $ 4,200         62,500            $    0
-------------

(1) In each case, represents a matching contribution under the Company's 401(K) plan.

(2)   Mr.  Forney  has  been  the  Chief  Financial  Officer  and
      Treasurer of the Company since February 1, 1999.

(3) Mr. Keith has been the President/Memorials Division of the Company since October 24, 1997. The 1997 salary listed above represents Mr. Keith's annualized 1997 salary.

STOCK OPTION GRANTS

  The following table sets forth information concerning options to purchase Class A Common Stock granted by the Company to Named Executive Officers during the 1999 fiscal year. Except as set forth below, the Company did not grant options to purchase its Class A Common Stock or Class B Common Stock to any Named Executive Officer.
                               7


              OPTION GRANTS IN LAST FISCAL YEAR(1)
                                                                                                  Potential Realizable Value
                     Number of Securi- Percent of Total Op-     Exercise                          At Assumed Annual Rates
                     ties Underlying   Tions Granted to Em-       Price        Expiration         of Stock Price Appre-
Name                 Options Granted   Ployees in Fiscal Year     ($/Sh)          Date            ciation for Option Term
                                                                                                  5%($)      10%($)

Richard C. Kimball   25,000(2)          100%                      $12.375      February 22,2004   $85,474     $188.875

_______

(1) On January 25, 1999, John L. Forney was granted options to purchase up to 75,000 shares of Class A Common Stock at an exercise price of $13.25 per share and with an expiration date of January 25, 2004. On December 20, 1999, Mr. Forney surrendered such options.

(2) Options to purchase 5,000 or 20% of such shares of Class A Common Stock became exercisable immediately upon grant and options to purchase an additional 20,000 shares of Class A Common Stock will become exercisable at a rate of 20% annually for four years.

  The  following table sets forth information concerning  options to  purchase Class B Common Stock (except for Richard C.  Kimball who has options to purchase both Class A Common Stock and Class B
Common  Stock) held by the Named Executive Officers. The Class  B
Common Stock is convertible on a share-for-share basis into Class
A   Common   Stock.  The  Company  has  not  granted  any   stock
appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES
-----------------------------------------------------------------------------------------------------
NAME                                             EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
-----------------------------------------------------------------------------------------------------
                  SHARES                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                  ACQUIRED                       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                  ON EXERCISE     VALUE          OPTIONS AT DECEMBER 31, 1999    AT DECEMBER 31, 1999 (1)
                  EXERCISE      REALIZED         ----------------------------    ------------------------






Kurt M. Swenson      107,500    1,048,580         2,500       2,500                $  1,106      $  1,106
Richard C.Kimball     82,500      832,200         7,500(3)   22,500(4)                2,056         2,056
Jon M. Gregory        25,000      280,625        40,000      10,000                  32,900         8,225
John L. Forney(2)          0            0             0           0                       0             0
John E. Keith (2)          0            0             0           0                       0             0

_________


(1) These values are calculated using the $4 9/16 per share closing price of the Class A Common Stock on the Nasdaq(registered trademark symbol) National Market on December 31, 1999.

(2) On December 20, 1999, Messrs. Forney and Keith surrendered options to purchase 75,000 and 62,500 shares of Class A Common Stock, respectively.

(3)   Includes options to purchase 2,500 shares of Class B Common
      Stock and 5,000 shares of Class A Common Stock.

(4)   Includes options to purchase 2,500 shares of Class B Common
      Stock and 20,000 shares of Class A Common Stock.

PENSION PLANS

  The Company maintains a qualified pension plan (the "Pension Plan"), and has entered into non-qualified salary continuation agreements (the "Salary Continuation Agreements") with certain officers of the Company, including the Named Executive Officers listed in the table on the next succeeding page. The Company's Pension Plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the Pension Plan. The annual pension benefits shown for the Pension Plan assume a participant attains age 65 during 2000 and retires immediately. The Employee Retirement Income Security Act of 1974 places limitations on the compensation used to calculate pensions and on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the following table may exceed the applicable limitations. Such limitations are not currently applicable to the Salary Continuation Agreements.

  The following table shows the total estimated annual retirement benefits payable upon normal retirement under the Pension Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.
                       PENSION PLAN TABLE

 FINAL AVERAGE
 COMPENSATION      15 YEARS  20 YEARS    25 YEARS  30 YEARS  35 YEARS
 ------------      --------  --------    --------  --------  --------

     $125,000      $39,165   $52,220     $65,275   $78,330   $78,330
     $150,000      $47,415   $63,220     $79,025   $94,830   $94,830
     $175,000      $55,665   $74,220     $92,775  $111,330  $111,330
     $200,000      $63,915   $85,220    $106,525  $127,830  $127,830
     $225,000      $72,165   $96,220    $120,275  $144,330  $144,330
     $250,000      $80,415  $107,220    $134,025  $160,830  $160,830
     $275,000      $88,665  $118,220    $147,775  $177,330  $177,330
     $300,000      $96,915  $129,220    $161,525  $193,830  $193,830
     $325,000     $105,165  $140,220    $175,275  $210,330  $210,330
     $350,000     $113,415  $151,220    $189,025  $226,830  $226,830

  These calculations are based on the retirement formula in effect as of December 31, 1999, which provides an annual life annuity at age 65 equal to 1.8% of a participant's final five-year average compensation (excluding bonus) plus .4% of a participant's final five-year average compensation in excess of social security covered compensation times years of service to a maximum of 30 years. Estimated years of continuous service for each of the Named Executive Officers, as of December 31, 1999 and rounded to the full year, are: Mr. Forney, 1 year; Mr. Gregory, 24 years; Mr. Keith, 2 years; Mr. Kimball, 7 years; and Mr. Swenson, 16 years.

  In  addition,  the  Company's  Salary  Continuation  Agreements provide for supplemental pension benefits to certain officers  of the Company, including the Named Executive Officers listed in the table  below.  The  following table sets forth  the  supplemental pension benefits for the specified Named Executive Officers under their respective Salary Continuation Agreements.
                                                 ANNUAL
                                    TOTAL YEARS  RETIREMENT
                   ANNUAL BASE      OF SERVICE   BENEFIT
NAME               COMPENSATION     AT AGE 65    AT AGE 65
-----              ------------     -----------  ---------
R. Kimball           $240,000         12         28,800
K. Swenson           $340,080         26         97,263
J. Gregory           $185,040         39         43,299

  These calculations are based on individual Salary Continuation Agreements, which provide a 100% joint and survivor annuity at age 65 equal to a percentage, ranging from .6% to 1.1%, of a participant's highest annual base compensation times full years of service. The percentage range has been determined by the Board of Directors. There are no compensation increases assumed in these calculations.

Compensation Committee Report

Overall Policy

      The Company's compensation of its executives is designed to link compensation to performance. The objectives of this strategy are to attract and retain the best possible executives, to motivate them to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results, both short term and long term.

      The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this Proxy
Statement (including in the Summary Compensation Table)  and  the
Company's other executive officers.

      The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the specific elements described below.

Base Salaries

      The base salaries of the Company's executives for 1999 were determined by the Compensation Committee. In determining such base salaries the Compensation Committee considered historical salaries paid by the Company to officers having similar duties and responsibilities and salaries paid to similar executives by publicly held companies in the death care industry. Mr. Swenson's base salary increased between 1998 and 1999 as a part of a general readjustment of salaries of the executive officers in connection with the hiring of Mr. Forney in January of 1999.

Annual Performance Bonus

      The Company's executive officers are eligible for an annual cash performance bonus. In 1999, the Compensation Committee recommended the establishment of a bonus pool for the Company's officers in respect of 1999 earnings. As a result of this recommendation, the Board of Directors implemented a bonus pool for the Company's officers in respect of 1999 earnings based on a level of 1999 profits before taxes necessary for the Company to achieve (after giving effect to all bonuses) a specified minimum 1999 earnings per fully diluted share of Common Stock.

      The Company did not earn this required minimum per share in 1999 and as a result no bonuses based on 1999 results were paid to any executive officers.

Stock Options

      Under the 1994 Plan, stock options may be granted to the Company's executives by the Compensation Committee. In general, the guidelines for the grant and size of stock option awards are based on factors similar to those used to determine base salaries and annual bonus. Stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of such options cannot be realized unless stock price appreciation occurs over time. On January 25, 1999, John L. Forney was granted options to purchase up to 75,000 shares of Class A Common Stock at an exercise price of $13.25 per share and with an expiration date of January 25, 2004. On
February  22,  1999,  Richard C. Kimball was granted  options  to purchase 25,000 Class A shares at an exercise price of $12.375 per share with an expiration date of February 22, 2004. On December 20, 1999, Mr. Forney surrendered all of his options. No other stock options were granted to executive officers during 1999. Stock options were also granted to various principals of acquired retailers.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, including considering the use of such commonly used measures as EVA (Economic Value Added), recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period. In 1999, the Compensation Committee continued a comprehensive review (which is still in progress) of the compensation program for officers to more directly link compensation to corporate performance.

                              COMPENSATION COMMITTEE


                              James L. Fox
                              Charles M. Waite (Chairman)
                              Frederick E. Webster, Jr.

Compensation of Directors

      Directors who are not also officers of the Company are paid annual directors' retainers of $5,000, and $250 for each meeting of the Board, including committee meetings. Directors are also eligible for stock option grants under the 1994 Plan.

Employment Agreements

     The Company has an employment agreement with Kurt M. Swenson (the "Swenson Employment Agreement") for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the IPO (the "Commencement Date"), and continues until the fifth anniversary thereof, provided that on the third and each subsequent anniversary of the Commencement Date such term will automatically be extended for one additional year, unless, not later than ninety days prior to the expiration of the term, the Company or Mr. Swenson gives notice that the term will not be extended. The Swenson Employment Agreement provides for continued payment of salary and benefits over the remainder of the term if Mr. Swenson's employment is terminated by the Company without Cause (as defined in the Swenson Employment Agreement) or as a result of death or disability or by Mr. Swenson for Good Reason (as defined in the Swenson Employment Agreement). The Swenson Employment Agreement also provides for a lump sum payment to Mr. Swenson equal to the sum of (i) accrued but unpaid salary, and a prorated bonus amount equal to the greater of the largest annual bonus paid to Mr. Swenson during the prior three years and the annual bonus payable in respect of the most recently completed fiscal year (the "Highest Annual Bonus"), through the date of termination and (ii) three times the sum of (A) his then annual salary and (B) Highest Annual Bonus, and for continuation of benefits for three years, if Mr. Swenson's employment is terminated by the Company (other than for Cause, death or disability) during the twelve-month period following, or prior to but in connection with, or by Mr. Swenson during the twelve-month period following, a Change in Control (as defined in the Swenson Employment Agreement). In the event of a termination related to a Change in Control, Mr. Swenson may elect in lieu of the lump sum payment described above, to receive in a lump sum or over the then remaining term of the Swenson Employment Agreement, an amount equal to the total amount he would have been entitled to receive if his employment had been terminated by the Company without Cause or by Mr. Swenson for Good Reason. If any payment or distribution by the Company to or for the benefit of Mr. Swenson under the Swenson Employment Agreement would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Swenson with respect to such excise tax, then Mr. Swenson will generally be entitled to receive an additional payment such that after payment by Mr. Swenson of all taxes, Mr. Swenson retains an amount of the additional payment equal to the excise tax imposed.

      The Company also has employment agreements with each of the other Named Executive Officers (such employment agreements being referred to collectively as the "Other Employment Agreements") , each of which provides for an initial five-year employment term commencing on October 24, 1997, with the exception of the Company's agreement with John L. Forney, which has a five-year term commencing on January 22, 1999. The Other Employment Agreements provide for benefits of the type generally provided to key executives of the Company, and for continued payment of salary and benefits over the remainder of the term if the employee's employment is terminated by the Company without Cause (as defined in the Other Employment Agreements). The Other Employment Agreements or related undertakings generally prohibit the employee from competing with the Company during the term of employment and for two years thereafter, and contain customary confidentiality provisions in favor of the Company. As noted above, George R. Anderson resigned as the Company's Chief Financial Officer and Treasurer, effective February 1, 1999 and as a Senior Vice President/Finance, effective April 1, 1999.

                 COMPARATIVE STOCKHOLDER RETURN

     The following graph compares on a cumulative basis the percentage change during the period from October 21, 1997 to December 31, 1999, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index and (iii) an industry peer group index of the following six publicly traded companies: Carriage Services Inc., Hillenbrand Industries, Matthews International Corp., Service Corp. International, Stewart Enterprises, Inc. and York Group Inc. (the "Industry Peer Group"). The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on October 21, 1997 and that all dividends were reinvested. The returns for each company in the Industry Peer Group are weighted according to its stock market capitalization at the beginning of each period for which a return is indicated.

    COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG ROCK OF AGES
 CORPORATION, THE RUSSELL 2000 INDEX AND AN INDUSTRY PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



            ROCK OF AGES       RUSSELL 2000   INDUSTRY
            CORPORATION           INDEX       PEER GROUP

10/21/97    $100.00            $100.00         $100.00
12/31/97     $73.37             $96.29         $111.38
12/31/98     $68.56             $92.97         $111.21
12/31/99     $21.95            $111.21          $33.44


                                          Comparison of
                                         Stockholder Returns
                             10/21/97   12/31/97  12/31/98   12/31/99

Rock of Ages Corporation      100         73.37      68.56      21.95
Russell 2000 Index            100         96.29      92.97     111.21
Industry Peer Group           100        111.38     109.55      33.44

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In connection with and prior to the IPO, the Company effected a reorganization whereby, among other things, the Company's then parent corporation Swenson Granite Company, Inc. ("Swenson Granite") was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company named Swenson Granite Company LLC ("Swenson LLC"). Kurt
M. Swenson, the Company's Chairman, President and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 30.3% of Swenson Granite LLC. Certain other executive officers and directors of the Company collectively own approximately 9% of Swenson LLC. Kurt M. Swenson serves as a non-officer Chairman of the Board of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than five percent of the Class B Common Stock, is the President and Chief Executive Officer, and owns approximately 5% of Swenson LLC. Neither Kurt
M. Swenson nor any other officer of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

    Swenson LLC owns two granite quarries, one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. The Company purchases Woodbury granite from Swenson LLC at the same price Swenson LLC charges its landscape manufacturing operations. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and equipment to the Woodbury quarry. Both the Company and Swenson LLC have the right to terminate these services at any time and the Company has no obligation to purchase or continue to purchase Woodbury granite from Swenson LLC. The Company also purchases Concord blocks from Swenson LLC at market prices. The Company's purchases of granite provided by Swenson LLC in 1999 were approximately $278,000. The Company believes these arrangements with Swenson LLC are as favorable, or more favorable, to the Company than would be available from an unrelated party for comparable granite blocks.

  In connection with the acquisition of Keith Monument in 1997, the Company entered into a five year triple net lease agreement with John E. Keith, who is an executive officer of the Company, and Mr. Keith's nephew, for office buildings and retail locations. The lease provides for, and in 1999 the Company paid, annual rental payments of $195,322.

  In May 1999, the Company sold certain manufacturing assets in Elberton, Georgia back to Missouri Red Quarries, Inc. ("Missouri Red") and G. Thomas Oglesby, Jr., the original owners of such assets from whom the company had purchased them in June 1997 (the "Keystone Sale"). Prior to the Keystone Sale, G. Thomas Oglesby, Jr., the President of Missouri Red, was an officer of the Company and beneficially owned approximately six percent of the Company's Class A Common Stock then outstanding. In exchange for these assets, the Company received 263,441 shares of its Class B Common Stock held by Missouri Red and G. Thomas Oglesby, Jr. These shares were then retired. The Company recognized a loss on disposal of assets of approximately $845,000 or $.11 per diluted share, during the 1999 fiscal year. This nonrecurring charge had no impact on the Company's tax liability or overall cash position.

  Additionally, in connection with the Keystone Sale, a Supply and Distribution Agreement among the Company, Missouri Red and G. Thomas Oglesby, Jr., and a Supply and Distribution Agreement among the Company, Keystone Granite Company, Inc., an affiliate of Missouri Red, and Missouri Red were mutually terminated (the "Old Supply Agreements"). Effective as of June 1, 1999, the Company entered into two Supply Agreements with Keystone
Memorials,  Inc.,  an affiliate of Missouri  Red  ("KMI"),  under which the Company agrees to sell to KMI certain amounts of granite from the Company's quarries (the "KMI Supply Agreement"). KMI has no obligation to purchase any of the Company's granite under these agreements. The Company also entered into a Supply Agreement with Missouri Red under which Missouri Red agrees to sell to the Company certain amounts of granite from Missouri Red's quarries (the "Missouri Red Supply Agreements", together with the KMI Supply Agreement the "New Supply Agreements"). The Company has no obligation to purchase any of Missouri Red's granite under this agreement.

  In 1999, the Company purchased approximately $120,000 from Missouri Red and its affiliates under the Old Supply Agreements and New Supply Agreements. The Company believes the terms and conditions of the transactions under such agreements were and are as favorable to the Company as would have been available from unrelated suppliers.


        RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected KPMG LLP as the Company's independent auditors for the fiscal year 2000, and has further directed that management submit the selection of the independent auditors for ratification by the stockholders at the Meeting. KPMG LLP has audited the Company's financial statements since 1990. Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the By-Laws, or otherwise. In the event the Company's stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting will be required to ratify the selection of KPMG LLP.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT
AUDITORS OF THE COMPANY FOR FISCAL 2000.  UNLESS OTHERWISE
DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN
WILL VOTE "FOR" SUCH RATIFICATION.


                         OTHER MATTERS

     Management of the Company has no knowledge of any other mat ters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying Proxies in accordance with their best judgment with respect to any such other matters which may come before the Meeting to the extent permitted by the applicable rules of the Commission.

                      STOCKHOLDER PROPOSALS

     Under the rules and regulations of the Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 5, 2001 to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

     Under the By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2001 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than February 17, 2001 and not later than March 19, 2001. The notice must contain certain information as specified in the By-Laws. Any such proposal received after March 19, 2001 will not be considered "timely" under the federal proxy rules for purposes of determining whether the Company may use discretionary authority to vote on such proposal.

                              By Order of the Board of Directors




                              Michael B. Tule
                              Secretary


Graniteville, Vermont
May 9, 2000

------------------------------------------------------------------------------
                         CLASS A COMMON STOCK
------------------------------------------------------------------------------
                       ROCK OF AGES CORPORATION
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - JUNE 16, 2000

        The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 16, 2000 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason either of Kurt M. Swenson, Richard C. Kimball or Jon M. Gregory is unable to or will not serve, and matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF KURT M. SWENSON, RICHARD C. KIMBALL AND JON M. GREGORY AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF
KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2000. ADDITIONALLY, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED ABOVE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE ELECTION OF AN ALTERNATIVE PERSON TO SERVE AS A DIRECTOR IF FOR ANY REASON EITHER OF JON C. GREGORY, RICHARD C. KIMBALL OR KURT M. SWENSON IS UNABLE TO OR WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE MEETING, THE RELATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE COMPANY'S 1999 ANNUAL REPORT.

                           PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD BACK AS SOON AS POSSIBLE!


                            ANNUAL MEETING OF STOCKHOLDERS
                               ROCK OF AGES CORPORATION

                                     JUNE 16, 2000

                        -------------------------------------
                                   CLASS A COMMON STOCK
                        -------------------------------------


                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


    /X/ Please mark your
        votes as indicated
        in this example


                       FOR all           WITHHOLD
                    nominees listed    AUTHORITY to
                        at right       vote for all     The Company recommends a vote FOR
                    (except as          nominees        Kurt M. Swenson, Richard C. Kimball
                    marked to the        listed         and Jon M. Gregory as directors and
                    the contrary)      at right         FOR the ratification of the selection
                                                        of KPMG LLP as the independent auditors
                                                        of the Company for fiscal 2000.

                                                                                                              FOR  AGAINST  ABSTAIN


1  Election of                                          NOMINEES: Kurt M. Swenson      2 Ratification of the   / /    / /     /  /
   Directors duly      /  /              /  /                     Richard C. Kimball     selection of KPMG
   nominated                                                      Jon M. Gregory         LLP as the independent
                                                                                         auditors of the Company
                                                                                         for fiscal 2000

   (INSTRUCTION: to withhold authority to vote for          Please mark, date and sign
   any individual nominee, write that nominee's             your name as it appears on
   name in the space provided below.)                       the proxy card and return it
                                                            in the enclosed envelope.
-------------------------------------------

(Signature)             (Signature)             (Title or Authority)           Dated:         ,2000
           -------------            ------------                    -----------       ---------

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary,Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

------------------------------------------------------------------------------
                         CLASS B COMMON STOCK
------------------------------------------------------------------------------
                       ROCK OF AGES CORPORATION
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - JUNE 16, 2000

        The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class B Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 16, 2000 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason either of Kurt M. Swenson, Richard C. Kimball or Jon M. Gregory is unable to or will not serve, and matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF KURT M. SWENSON, RICHARD C. KIMBALL AND JON M. GREGORY AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF
KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2000. ADDITIONALLY, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED ABOVE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE ELECTION OF AN ALTERNATIVE PERSON TO SERVE AS A DIRECTOR IF FOR ANY REASON EITHER OF JON C. GREGORY, RICHARD C. KIMBALL OR KURT M. SWENSON IS UNABLE TO OR WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE MEETING, THE RELATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE COMPANY'S 1999 ANNUAL REPORT.

                           PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD BACK AS SOON AS POSSIBLE!


                            ANNUAL MEETING OF STOCKHOLDERS
                               ROCK OF AGES CORPORATION

                                     JUNE 16, 2000

                        -------------------------------------
                                   CLASS B COMMON STOCK
                        -------------------------------------


                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


    /X/ Please mark your
        votes as indicated
        in this example


                       FOR all           WITHHOLD
                    nominees listed    AUTHORITY to
                        at right       vote for all     The Company recommends a vote FOR
                    (except as          nominees        Kurt M. Swenson, Richard C. Kimball
                    marked to the        listed         and Jon M. Gregory as directors and
                    the contrary)      at right         FOR the ratification of the selection
                                                        of KPMG LLP as the independent auditors
                                                        of the Company for fiscal 2000.

                                                                                                             FOR  AGAINST  ABSTAIN

1  Election of                                          NOMINEES: Kurt M. Swenson       2 Ratification of the / /    /  /    /  /
   Directors duly      /  /              /  /                     Richard C. Kimball      selection of KPMG
   nominated                                                      Jon M. Gregory          LLP as the independent
                                                                                          auditors of the Company
                                                                                          for fiscal 2000

   (INSTRUCTION: to withhold authority to vote for          Please mark, date and sign
   any individual nominee, write that nominee's             your name as it appears on
   name in the space provided below.)                       the proxy card and return it
                                                            in the enclosed envelope.
-------------------------------------------

(Signature)             (Signature)             (Title or Authority)           Dated:         ,2000
           -------------            ------------                    -------- -

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary,Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.